                                                                    EXHIBIT 10.4


                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT, made as of the 31st day of October, 1997, by and between MECHANICAL DYNAMICS, INC., a Michigan corporation (the "Company"), having offices located at 2301 Commonwealth Blvd., Ann Arbor, Michigan 48105, and Douglas M. Peterson of Canton, Michigan ("Employee").

WITNESSETH:

         WHEREAS, the Company desires to employ the Employee to devote his full time and attention to the business of the Company and Employee desires to be so employed.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

         1. EMPLOYMENT. The Company hereby agrees to employ Employee in the capacity of Vice President of Product Development of the Company. Employee hereby accepts this employment and agrees to diligently and conscientiously devote his full and exclusive business time and attention to the affairs of the Company. In his capacity as Vice President of Product Development of the Company, Employee shall perform such duties of an executive nature as shall be assigned to him from time to time by the President or the Board of Directors and Employee shall at all times discharge his duties in consultation with and under the supervision of the President and the Board of Directors.

         2. TERM. The term of this Agreement shall commence on the date hereof and shall terminate on December 31, 1998. This Agreement may be extended for an additional one (1) year term, upon such terms as may be mutually agreed between Employee and the Company.

         3. COMPENSATION. Employee's compensation hereunder, including base salary, bonus, vacation and other fringe benefits, for the term of this Agreement are set forth in Attachment I annexed hereto. The Company and Employee agree that during the term of this Agreement the fringe benefits offered to Employee shall be as set forth in Attachment I.

         4. DISABILITY. In the event that Employee is absent from his employment by reason of illness or other incapacity for a period of six (6) consecutive months, Employee shall nevertheless be entitled to receive his full base salary hereunder as well as his pro-rata bonus, vacation accruals and all fringe benefits during said six (6) month period. Thereafter, during the continued period of his illness or incapacity in excess of six (6) months, Employee shall be entitled to receive such long-term disability benefits as are payable under the Company's then long-term disability insurance program. He shall also receive continued health and life insurance benefits for the remaining term of this Agreement. Except as provided above, all bonus accruals, vacation accruals and other fringe benefits shall cease at the end of said six (6) month period. Notwithstanding the foregoing, Employee's salary, bonus, vacation and other fringe benefits shall be fully reinstated upon his complete return to employment and the full discharge of his duties hereunder.

         5. DEATH. In the event that Employee dies during the term of this Agreement while still employed hereunder and drawing his full base salary, then the Company shall continue to pay an amount equal to one hundred percent (100%) of Employee's monthly base salary (as of the date of his death) to his designated beneficiary for a period of two (2) months subsequent to the date of his death. Such payments shall be in addition to any other death benefits payable to Employee's designated beneficiary from life insurance or otherwise.

         6. CHANGE OF DUTIES; RELOCATION. In the event that during the term of this Agreement the President or the Board of Directors chooses to change the Employee's title and/or his duties hereunder, this Agreement shall nevertheless remain in full force and effect in accordance with its terms and no such change shall constitute grounds upon which Employee may terminate this Agreement. In the event that the Board of Directors directs Employee to relocate away from Ann Arbor, Michigan, then Employee shall be entitled to resign and to receive as severance compensation, the base salary and fringe benefits provided in Section 7.2 hereof.

         7.       TERMINATION.

                  7.1 For Cause; Resignation; Retirement. In the event that
                      Employee is discharged from his employment during the term of this Agreement for "Cause" (as hereinafter defined), or Employee voluntarily resigns or retires, then Employee shall be entitled to receive only such payments and/or benefits as would be provided to other employees of the Company under similar circumstances in accordance with the Company's employee policies and procedures then in effect.

                  7.2 Without Cause. In the event Employee is discharged from his employment during the term of this Agreement without "Cause", then the Company shall continue to pay Employee's base salary and provide all fringe benefits and pro rata bonus, if applicable, in each case as in effect at the date of Employee's termination, for a period equal to the greater of twelve (12) months from the date of termination or the remaining term of this Agreement (including any renewals or extension hereof). Such payment and benefits shall be in lieu of all other payments and benefits to which Employee might otherwise be entitled under the Company's employee policies and procedures and/or under this Agreement.

                  7.3 Definition. For purposes of this Agreement, the term
                      "Cause" shall mean:
                      (i) Failure or refusal of Employee to work; or
                      (ii) Violation of written directives of the Board of Directors or the President by Employee following Employee's receipt thereof; or
                      (iii) Intentional misrepresentation to, or concealment of a material fact regarding the operations of the Company from, the Board of Directors or the President by Employee; or
                      (iv) A material breach of this Agreement by Employee; or
                      (v) Conviction of a crime involving moral turpitude. Except in the case of (v) above, termination of this Agreement for "Cause" shall only become effective thirty
                      (30) days after Employee has received written notice of such termination from the Company specifying the details of such "Cause". During such thirty (30) day period, Employee shall be entitled to a formal meeting with the Board of Directors for the purpose of presenting reasons why the Agreement should not be terminated.

                  7.4 Change of Control. In the event that more than fifty
                      percent (50%) of the issued and outstanding capital stock of the Company or more than fifty percent (50%) of the assets of the Company is purchased by any entity, person or group of persons acting in concert, and if the remaining term of this Agreement is less than one (1) year from the effective date of such change of control, then the term of this Agreement shall be automatically extended through a date one (1) year from such effective date.

                  7.5 Release. Anything contained in this Section 7 to the
                      contrary notwithstanding, the payment of any sums to Employee under subsections 7.1, 7.2 or 7.4 hereof, shall be conditioned upon (i) Employee executing and delivering to the Company the Full And Final Release attached hereto as Attachment II (the "Release") and (ii) in the event Employee is over forty (40) years of age on the date of execution of the Release, upon Employee not exercising his right to revoke said Release after having executed it.

         8. RESTRICTIVE COVENANT. Employee agrees that during the term of this Agreement and for a period of two (2) years after the termination or expiration of this Agreement, he will not directly or indirectly, for his own benefit, or for or with any other person, firm, or corporation (a) own, manage, engage in, be employed by or consult for any business in the United States (other than ass a holder of less than 5% of the outstanding capital stock of a publicly traded corporation) which competes directly with the business presently conducted by the Company, or (b) encourage, solicit, attempt to hire as an employee or consultant or otherwise attempt to persuade any other employee of the Company to leave the employ of the Company. For purposes of this Agreement, the "business presently conducted by the Company" shall mean the development, manufacture, marketing or licensing of computer programs or software for mechanical systems simulation (often referred to as "multi-body system analysis"). Employee further agrees that the Company's remedy at law for any breach of this restrictive covenant is inadequate and that the Company shall be entitled to injunctive relief with respect to any breach of this covenant.

         9. NOTICE. Any notice to be delivered under this Agreement shall be given in writing and delivered, personally or by certified mail, postage prepaid, addressed to the Company or Employee at their last known addresses.

         10. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding of the parties hereto regarding the subject matter hereof, and there are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing, signed by both parties. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement is intended to or shall in anyway affect the rights and obligations of the parties set forth in that certain Noncompetition Agreement dated October 31, 1997, between the Company and Employee.

         11. BINDING EFFECT. The provisions of this Agreement shall be binding upon and shall inure to the benefit of both of the parties hereto and their respective successors and assigns.


         12. GOVERNING LAW. This Agreement shall be governed by and construed under in accordance with the laws of the State of Michigan.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and date first above written.
                                  "COMPANY"
                                  MECHANICAL DYNAMICS, INC.
                                  By:  /s/ Robert R. Ryan
                                      ---------------------------------------
                                           Robert R. Ryan, President

                                  "EMPLOYEE"

                                  /s/ Douglas M. Peterson
                                  ------------------------------------------
                                  Douglas M. Peterson

                                  Attachment I
                                Compensation Plan
                               Douglas M. Peterson
                      Vice President of Product Development


Base Salary:                        $100,000/year.*
Car Allowance:                      $300/month.
Vacation/Sick Days:                 15 days/year (vacation); 10 days/year
                                    (sick days).
Fringe Benefits:                    As provided for all employees in accordance
                                    with Company policy (but without any waiting
                                    or eligibility periods) plus additional life
                                    insurance to bring total life insurance to
                                    two times Employee base salary; provided,
                                    that Employee will continue to receive
                                    medical benefits under the current medical
                                    plan at StatDesign, Inc. ("SDI"), at
                                    Company's expense, until December 31, 197
                                    and thereafter he will receive medical
                                    benefits under the Company's medical plan.
Bonus/Commission:                   Per following bonus/commission matrix.
Other:                              15,000 stock options/4-year vesting period.
                                    Employee will receive credit for his years of service with SDI, but Employee will not be entitle to or otherwise receive from the Company any 401(k) employee match related to such years of service.

The bonus/commission matrix is as follows:

Commission+
     StatDesign Consulting Service Gross Revenue
           Up to $2 million                                                       1%
           Incremental Amount Beyond $2 million                                   3%
     StatDesign Software Gross Revenue
           ADAMS/Pre                                                              2%
           AutoDOE                                                                2%
           Smart Chassis                                                          2%
Bonuses
     Completion of AutoDOE Toolkit                                                $20,000
     Bonus for Smart Chassis (over and above any other bonuses/commissions)       3%

----------------------------

         * Minimum total compensation(consisting of base salary, commissions and bonuses) first twelve months -- $125,000

         +   The Company will keep records of information relating to the commissions payable to Employee and, upon request of Employee, will make such records available to Employee.

                                  ATTACHMENT II

                            MECHANICAL DYNAMICS, INC.
                             FULL AND FINAL RELEASE


Employee    ______________________________________________________

Title       ______________________________________________________

Forwarding
Address     ______________________________________________________

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned hereby agrees as follows:

1. I affirm all of my obligations under the Confidentiality and Noncompetition Agreement dated October 31, 1997 (the "Confidentiality/Noncompetition Agreement"), between MDI and me to the extent such obligations otherwise remain in effect in accordance with the terms thereof.

2. I hereby release, acquit and forever discharge MDI, each of its subsidiaries and all of their respective past and present agents, representatives, employees, heirs, executors, administrators, officers, directors, shareholders, attorneys, successors and assigns (collectively "Releasees") from any and all manner of action and causes of action, suits, choses in action, contracts, covenants, claims, damages, costs, expenses, liabilities, debts, sums of money, commissions, compensation, judgments, executions, demands and rights whatsoever, at law or in equity, of any nature whatsoever, which I may not have, or which may hereafter accrue to me against Releasees, by reason of events occurring prior to, or facts or circumstances existing on the date hereof, subject, however to payment in full for all amounts owed to me under Section 7 of my employment agreement with MDI dated October 31, 1997 and to the rights (if any) I have to purchase common stock of MDI pursuant to that certain Stock Option Agreement between me and MDI dated October 31, 1997.

3. I hereby covenant that I will refrain from commencing any action or suit, or prosecuting any pending action or suit, at law or in equity, against Releasees on account of any action or cause of action which not exists or which may hereafter accrue in my favor upon the basis of facts existing at the date hereof. In addition to any other liability which shall accrue upon the breach of this covenant, I shall be liable to pay all attorneys' fees and costs incurred by Releasees in the defense of such action or suit.

4. I have returned all MDI property to the President or CEO of MDI or their respective designees. This return of property includes all materials that contain any Proprietary Information (as defined in the Confidentiality/Noncompetition Agreement), including but not limited to, sales and marketing materials, pricing information and computer software-related materials, including demonstration materials, user manuals, etc.

5. I have been apprised of my rights to continue medical and/or dental coverage for myself and/or my dependent(s).

6. THIS FULL AND FINAL RELEASE IS FREELY AND VOLUNTARILY GIVEN BY ME WITHOUT DURESS OR COERCION AND AFTER CONSULTATION WITH COUNSEL AND I HAVE CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS FULL AND FINAL RELEASE.


                                         --------------------------------
                                               Signature of Employee

                                         --------------------------------
                                                        Name

                                         Date:
                                              ---------------------------

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS FIRST AMENDMENT, made as of the 31st day of December, 1998, by and between MECHANICAL DYNAMICS, INC., a Michigan corporation (the "Company"), having offices located at 2301 Commonwealth Blvd., Ann Arbor, Michigan 48105, and DOUGLAS M. PETERSON, of Canton, Michigan ("Employee"), for the purpose of amending that certain Employment Agreement between the Company and Employee dated as of October 31, 1997 ( the "Employment Agreement").


         WITNESSETH:

         WHEREAS, the Company and Employee desire to extend the Employment Agreement and to confirm such extension herein.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein and in the Employment Agreement, the parties hereto agree as follows:


         A. Section 2 of the Employment Agreement is hereby amended to extend the term of said Agreement through March 31, 2000.

         B. Except as expressly modified herein, the Employment Agreement shall remain in full force and effect in accordance with its original terms.

         IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment as of the day and year first above written.

WITNESS:                                  COMPANY

                                  MECHANICAL DYNAMICS, INC.


/s/ Linda K. Moore                By:  /s/ Robert R. Ryan
------------------------------         --------------------------------
                                       Robert R. Ryan, President

                                         EMPLOYEE


/s/ Linda K. Moore                     /s/ Douglas M. Peterson
------------------------------         --------------------------------
                                       Douglas M. Peterson

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS SECOND AMENDMENT, made as of the 1st day of March, 2000, by and between MECHANICAL DYNAMICS, INC., a Michigan corporation (the "Company"), having offices located at 2301 Commonwealth Blvd., Ann Arbor, Michigan 48105, and DOUGLAS M. PETERSON, of Canton, Michigan ("Employee"), for the purpose of amending that certain Employment Agreement between the Company and Employee dated as of October 31, 1997, and amended by agreement dated as of December 31, 1998 ( collectively, the "Employment Agreement").


         WITNESSETH:

         WHEREAS, the Company and Employee desire to extend the Employment Agreement and to confirm such extension herein.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein and in the Employment Agreement, the parties hereto agree as follows:

         A. Section 2 of the Employment Agreement is hereby amended to extend the term of said Agreement through March 31, 2001.

         B. Except as expressly modified herein, the Employment Agreement shall remain in full force and effect in accordance with its original terms.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the day and year first above written.

WITNESS:                                       COMPANY

                                        MECHANICAL DYNAMICS, INC.


/s/ Linda K. Moore                      By:  /s/ Robert R. Ryan
-----------------------------                ----------------------------------
                                             Robert R. Ryan, President


                                              EMPLOYEE


/s/ Linda K. Moore                           /s/ Douglas M. Peterson
-----------------------------                ----------------------------------
                                             Douglas M. Peterson

                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS THIRD AMENDMENT, made as of the 1st day of March, 2001, by and between MECHANICAL DYNAMICS, INC., a Michigan corporation (the "Company"), having offices located at 2300 Traverwood Drive, Ann Arbor, Michigan 48105, and DOUGLAS M. PETERSON, of Canton, Michigan ("Employee"), for the purpose of amending that certain Employment Agreement between the Company and Employee dated as of October 31, 1997, and amended by agreements dated as of December 31, 1998, and as of March 1, 2000 (collectively, the "Employment Agreement").

         WITNESSETH:

         WHEREAS, the Company and Employee desire to amend the Employment Agreement to reflect a change in Employee's title and to extend the Employment Agreement for an additional one-year period.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein and in the Employment Agreement, the parties hereto agree as follows:

         A. Section 1 of the Employment Agreement is amended to change Employee's title to "Vice President - Product Development" and "Chief Technical Officer."

         B. Section 2 of the Employment Agreement is hereby amended to extend the term of said Agreement through March 31, 2002.

         C. Except as expressly modified herein, the Employment Agreement shall remain in full force and effect in accordance with its original terms.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment as of the day and year first above written.

WITNESS:                                            COMPANY

                                           MECHANICAL DYNAMICS, INC.

/s/ Linda K. Moore                         By: /s/ Robert R. Ryan
-----------------------------                 -------------------------------
                                               Robert R. Ryan, President


                                                    EMPLOYEE

/s/ Linda K. Moore                            /s/ Douglas M. Peterson
-----------------------------                 -------------------------------
                                              Douglas M. Peterson